UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 13, 2004


                                 FX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        000-25386               87-0504461
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                          84106
         ----------------------------------------            ------------
         (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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               ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         Attached as exhibits to this current report are the Placement Agency
Agreement between FX Energy, Inc. and CDC Securities and the Underwriting Agreement between FX Energy, Inc. and I-Bankers Securities Inc., both dated April 13, 2004, relating to the offer and sale of 2,152,778 shares of common stock to institutional investors in Europe.


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                                ITEM 7. EXHIBITS
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         The following are filed as exhibits to this report:


   Exhibit
    Number                  Title of Document                      Location
-------------- ------------------------------------------------- ---------------

   Item 1      Underwriting Agreement
-------------- ------------------------------------------------- ---------------
    1.01       FX Energy, Inc. Placement Agency Agreement with      Attached
               CDC Securities dated April 13, 2004

    1.02       FX Energy, Inc. Underwriting Agreement with          Attached
               I-Bankers  Securities Incorporated dated
               April 13, 2004
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*    The number preceding the decimal indicates the applicable SEC reference number in Item 601, and the number following the decimal indicating the sequence of the particular document.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant


Dated: April 16, 2004                       By  /s/ Scott J. Duncan
                                               ---------------------------------
                                               Scott J. Duncan, Vice President

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